Exhibit 10.1

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of July 15, 2009 (the “Closing Date”), is entered into by and between Taberna Loan Holdings I, L.L.C., a Delaware limited liability company (“Seller”) and AG Park Lane I Corp., a Delaware corporation (“Purchaser”).

RECITALS

WHEREAS, Seller is the holder of and beneficial owner of the assets described on the attached Schedule A (the “Subject Assets”); and

WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, all of Seller’s right, title and interest in and to the Subject Assets for the Purchase Price (defined below) and subject to the terms set forth herein;

NOW THEREFORE, in consideration of the recitals and mutual promises herein and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of Seller set forth herein, Seller hereby agrees to sell, transfer, convey, assign and deliver to Purchaser with full title guarantee, and Purchaser hereby agrees to purchase from Seller, all of Seller’s right, title and interest in the Subject Assets, in each case, on the Closing Date, subject to the payment of the Purchase Price on the Transfer Date (as defined below).

Section 1.02 On the Transfer Date, Purchaser shall pay to Seller an amount equal to $15,800,000 plus accrued interest of $705,000 for the Subject Assets (the “Purchase Price”), less an amount equal to $250,000 (the “Holdback”). Seller shall, on the Transfer Date, reimburse Purchaser for its reasonable out-of-pocket expenses in connection with its purchase of the Purchased Assets, up to $50,000.

The Purchase Price, minus the Holdback, shall be paid by Purchaser to Seller or its designee by federal funds wire transfer of immediately available federal funds no later than 5:00 p.m. (New York City time) on the Transfer Date in accordance with the wiring instructions specified in Schedule B attached hereto. The Holdback shall be deposited with Citibank, N.A. (the “Escrow Agent”), subject to the terms of that certain Indemnification Escrow Agreement, dated as of the date hereof (the “Escrow Agreement”), by and among Seller, Purchaser and the Escrow Agent. In respect of all Subject Assets, other than Zeroed-Out Bonds that cannot be registered in the Purchaser’s name, upon receipt of evidence from all applicable transfer agents for such Subject Assets that either (a) the applicable Subject Assets have been re-registered from Seller to Purchaser or (b) all transfer agents have received all necessary assignments, certificates and other documents necessary to effectuate a transfer of all the applicable Subject Assets from Seller to Purchaser, Purchaser shall provide written instruction to the Escrow Agent to release the Holdback to Seller pursuant to the Escrow Agreement. As used in this Agreement, “Zeroed-Out Bond” means any Subject Asset for which the par amount of such Subject Asset has been reduced to zero under the governing documents of such Subject Asset.

Section 1.03 The settlement of the purchase and sale of the Subject Assets shall take place via email or at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 no later than 5:00 p.m. on July 16, 2009 (the “Transfer Date”), time being of the essence.

Section 1.04 All of Seller’s right, title and interest in the Subject Assets and the Original Assignment Documents (as defined below) shall pass to Purchaser on the Closing Date, subject to the payment of the Purchase Price on the Transfer Date. On or before the Transfer Date, Seller shall (a) for each Subject Asset that is in uncertificated form, transfer such Subject Asset to Wilmington Trust Company’s Account #2215 held with The Depository Trust Corporation in New York, New York to be held by Wilmington Trust Company for the benefit of Purchaser and (b) deliver, or cause to be delivered (as applicable), to Purchaser or its designee (i) for each Subject Asset, an irrevocable direction letter executed by Seller, in the form attached as Exhibit I to this Agreement, instructing the recipient to pay with respect to such Subject Asset, all amounts payable under such Subject Asset as directed by Purchaser (a “Direction Letter”), to be sent to and countersigned by the applicable recipient, (ii) for each Subject Asset, copies of the agreements, contracts, certificates and other documents pursuant to which Seller acquired any right or interest in, or title to, such Subject Asset (collectively, the “Original Assignment Documents”), (iii) for each Subject Asset registered in the name of Seller, (1) with respect to any Subject Asset that is a certificated security, such certificated security and (2) a complete executed set of any transfer documents (including, without limitation, all other certificates, assignments and bond powers), in form sufficient to allow transfer and registration of the Subject Assets in the name of Purchaser and (iv) for each Subject Asset registered in the name of a party other than the Seller, (1) with respect to any Subject Asset that is a certificated security, such certificated security, (2) a complete executed set of any transfer documents (including, without limitation, all other certificates, assignments and bond powers), in form sufficient to allow transfer and registration of such Subject Asset in the name of Seller and (3) a complete executed set of any transfer documents from Seller, in form sufficient to allow transfer and registration of such Subject Asset in the name of Purchaser. The Subject Assets shall not remain in the possession of Seller or any of its agents.

Section 1.05 As of the Closing Date, subject to the payment of the Purchase Price on the Transfer Date, Purchaser shall be entitled to (i) receive all interest and principal payments and other distributions paid in respect of all Subject Assets and (ii) exercise all rights, including voting and corporate rights and rights previously held by Seller under the corresponding Original Assignment Documents, with respect to the Subject Assets, and Seller shall exercise such rights on Purchaser’s behalf during the time in which Purchaser is not the registered holder of any Subject Asset, solely as directed by Purchaser. Seller hereby agrees to instruct each applicable trustee and servicer to transfer all income in respect of Subject Assets directly to Purchaser. Notwithstanding the foregoing, if any payment of income or other distribution from Subject Assets is paid directly to Seller, each such payment received by Seller shall be held by Seller for Purchaser’s benefit and promptly, but in no event later than two (2) business days after receipt by Seller from Purchaser of a notice of such misdirected payment, shall be remitted to Purchaser. Notwithstanding the foregoing, if any payment of income or other distribution from Subject Assets for the period prior to the Closing Date is paid directly to Purchaser, each such payment received by Purchaser shall be held by Purchaser for Seller’s benefit and promptly, but in no event later than two (2) business days after receipt by Purchaser from Seller of a notice of such misdirected payment, shall be remitted to Seller.

Section 1.06 Seller shall (i) convey to Purchaser good title to the Subject Assets, free and clear of any liens, claims, encumbrances or rights of others and (ii) not claim that the Subject Assets are part of the estate of Seller in the event of the insolvency or bankruptcy of Seller.

Section 1.07 If (a) other than with respect to the Zeroed-Out Bonds that cannot be registered in the Purchaser’s name, any Subject Asset is not transferred and registered in the name of Purchaser on or before the earlier of (i) the date that is 60 calendar days after Seller obtains knowledge or receives notice originating from the applicable transfer agent for such Subject Asset that such transfer agent is unable or unwilling to register such Subject Asset in the name of Purchaser after Purchaser and Seller have, in good faith, delivered all documents requested by such transfer agent or (ii) April 15, 2010 (the “Final Registration Date”), in each case, for any reason, or (b) for any Subject Asset, the Seller fails to comply with the provisions of Section 1.06, Seller shall immediately repurchase the applicable Subject Asset, together with all other Subject Assets issued by the issuer of such Subject Asset for which a copy of an opinion to the effect that such Subject Asset constitutes indebtedness or will not constitute equity for federal income tax purposes has not also been delivered to Purchaser (collectively, the “Returned Assets”), at a purchase price, not less than zero, equal to (A) the sum of (1) the aggregate Return Price for such Returned Assets and (2) interest equal to the daily application of the Interest Rate to the aggregate Return Price for such Returned Assets during the Holding Period, minus (B) the sum of (i) any interest, principal and other income actually received by Purchaser in respect of such Returned Assets and (ii) any amount of the Holdback in respect of such Returned Assets that is either actually received by Purchaser or for which Seller has provided the Escrow Agent with an unqualified instruction to release such funds; provided that, if the failure to re-register such Subject Asset as described in clause (a) above is due solely to an act or omission of Purchaser, Seller shall have no obligation to repurchase such Subject Asset; provided further, that, if the applicable transfer agent has received all necessary documents to re-register such Subject Asset (as requested by the applicable transfer agent), the Final Registration Date shall be automatically extended to June 1, 2010. As used herein, (x) “Holding Period” means, for any Returned Assets, the period beginning on the Transfer Date and ending on the date on which Seller repurchases such Returned Assets pursuant to this 0, (y) “Interest Rate” shall mean a rate per annum equal to 10.5% and (z) “Return Price” shall mean, for such Returned Assets, the amount listed for such Returned Assets on Schedule E.

ARTICLE II

SECURITY INTEREST

Section 2.01 Purchaser and Seller confirm that the transaction contemplated herein (the “Transaction”) is a purchase and sale of the Subject Assets and is not loan transaction. In the event, for any reason, that the Transaction is deemed by any court or regulatory authority, as a result of a change of law or otherwise, not to be a purchase and sale of the Subject Assets, then the parties understand and intend that this Agreement constitutes a “securities contract” as that term is defined in Section 741(7) of the United States Bankruptcy Code. In addition to the foregoing, (x) Seller hereby pledges to Purchaser as security for the performance by Seller of its obligations under this Agreement and hereby grants, assigns and pledges to Purchaser a fully perfected first-priority security interest in the Subject Assets, together with any documents related or ancillary thereto (including, without limitation, the Original Assignment Documents) and all products and proceeds of any and all of the foregoing, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Collateral”) and (y) possession of any other documentation relating to the Subject Assets by Seller shall constitute constructive possession by Purchaser.

Section 2.02 For purposes of the grant of the security interest pursuant to this Article, the Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the “UCC”). Purchaser shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York and Seller shall have all of the rights and may exercise all of the remedies of a debtor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) Seller, at its sole cost and expense, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC 1 financing statements and continuation statements (collectively, the “Filings”), and shall forward copies of such Filings to Purchaser upon completion thereof, (b) Seller shall from time to time take such further actions as may be reasonably requested by Purchaser to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Purchaser hereunder) and (c) Seller hereby authorizes Purchaser, at Purchaser’s option, to file any such Filings.

ARTICLE III

REPRESENTATIONS; WARRANTIES AND COVENANTS OF SELLER

Seller hereby represents, warrants and covenants to Purchaser, its successors and assigns, that, as of the Transfer Date and, unless otherwise specified, as of the date hereof:

Section 3.01 It is limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and has been at all relevant times, and such execution and delivery does not and will not violate any law, regulation, ordinance, certificate of formation, limited liability company agreement or rule applicable to it.

Section 3.02 It has the requisite power and authority to execute and deliver this Agreement and to carry out its terms; the execution, delivery and performance of this Agreement have been duly authorized by it by all necessary action; and this Agreement is its legal, valid, binding and enforceable obligation, subject to (i) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors’ rights generally and (ii) general equitable principles, whether applied in a proceeding at law or in equity.

Section 3.03 This Agreement has been duly executed and delivered by it.

Section 3.04 On the date hereof, it has delivered to Purchaser a certificate of Seller, dated as of the date hereof, substantially in the form of Exhibit II, with appropriate insertions and attachments (including, without limitation, (i) copies of the resolutions of Seller’s sole member authorizing the execution of this Agreement and the transactions contemplated herein, (ii) true, correct and complete copies of the organizational documents of Seller and (iii) a certificate as of a recent date from the Delaware Secretary of State evidencing the good standing of Seller in the State of Delaware), satisfactory in form and substance to Purchaser, executed by a duly authorized officer of the Seller.

Section 3.05 Reserved.

Section 3.06 It is currently solvent and able to pay its debts as they become due. It is not subject and does not expect to be subject to (a) the institution of proceedings to be adjudicated as bankrupt or insolvent, (b) the consent by it to the institution of bankruptcy or insolvency proceedings against it, (c) the filing by it of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other similar applicable law of any applicable jurisdiction, (d) the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or examiner (or other similar official) or of any substantial part of its property or to the ordering of the winding up or liquidation of its affairs, respectively, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by it in furtherance of any such action; or (e) the entry of a decree or order by a court having competent jurisdiction in the premises adjudging it as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, examination, adjustment or composition of or in respect of it under the United States Bankruptcy Code or any other applicable law of any applicable jurisdiction, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of it or of any substantial part of its property or ordering the winding up or liquidation of its affairs.

Section 3.07 As of the Closing Date, it has and will deliver to Purchaser good title to and is the sole beneficial owner of the Subject Assets free and clear of any liens, security interests, pledges, claims, charges or other encumbrances, whether under the Uniform Commercial Code as in effect in any applicable jurisdiction or otherwise and, upon delivery of the Subject Assets to Purchaser, Purchaser shall have good title to and will be the sole beneficial owner of, the Subject Assets free and clear of any liens, security interests, pledges, claims, charges or other encumbrances. It has not assigned, pledged or otherwise encumbered any interest in any of the Subject Assets and there is no purchaser in good faith having taken the Subject Assets without notice of Adverse Claim (as such term is defined under Article 9 of the Uniform Commercial Code as in effect in any applicable jurisdiction).

Section 3.08 It has complied with all requirements of any applicable law and of the underlying instruments governing (i) the transfer to it of the Subject Assets and (ii) all transfers of the Subject Assets to Purchaser by it.

Section 3.09 It intends to treat the transfer of the Subject Assets to Purchaser as a sale for accounting and any applicable regulatory purposes and its records will reflect the transfer of the Subject Assets as a sale.

Section 3.10 No consent, license, approval or authorization of, filing with, notice to or other act by or in respect of, any agency or governmental authority or any other person is required of or with respect to it in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

Section 3.11 Each Subject Asset sold hereunder conforms in all material respects to the applicable representations and warranties set forth in Exhibit IV attached hereto, except as disclosed to Purchaser in writing prior to the Closing Date.

Section 3.12 With respect to all of the Subject Assets sold hereunder, Seller shall execute an omnibus power of attorney substantially in the form of Exhibit V attached hereto irrevocably appointing Purchaser its attorney in fact with full power and authority to (i) prepare and complete any transfer documentation required by the applicable transfer agent for any Subject Asset to effectuate the sale and transfer of such Subject Asset to Purchaser from Seller and (ii) take such other steps as may be necessary or desirable to enforce Purchaser’s rights in respect of such Subject Asset, including, but not limited to, the right to prepare and execute bond powers, complete blanks in documents, and sign assignments on behalf of Seller as its agent and attorney in fact. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable without Purchaser’s consent.

Section 3.13 Seller is owned 100% by Taberna Realty Finance Trust and is and has always been treated as a qualified REIT subsidiary of Taberna Realty Finance Trust as defined in Section 856 of Internal Revenue Code of 1986, as amended (the “Code”).

Section 3.14 As of the Transfer Date, all of the equity of each Subject Asset Issuer is and has always been 100% owned by Seller for federal income tax purposes and each Subject Asset Issuer is and has always been a qualified REIT subsidiary of Taberna Realty Finance Trust as defined in Section 856 of the Code. For purposes of this representation, “Subject Asset Issuer” shall mean each of (a) Bear Stearns ARM Trust Series 2005-7, (b) Bear Stearns ARM Trust Series 2005-9, (c) Citigroup Mortgage Loan Trust 2005-11, (d) Merrill Lynch Mortgage Investors Trust, Series 2005-A9, (e) CWABS Trust 2005-HYB9, and (f) Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2.

Section 3.15 Taberna Realty Finance Trust is and has always been a real estate investment trust (a “REIT”) for federal income tax purposes and is and has always been entitled to a dividends paid deduction under Section 857 of the Code.

Section 3.16 RAIT Financial Trust is and has always been a REIT for federal income tax purposes and is and has always been entitled to a dividends paid deduction under Section 857 of the Code.

Section 3.17 Other than as described on Schedule D attached hereto, Seller and each of its affiliates has timely filed all federal income and state income and franchise Tax returns and all other material Tax returns that are required to be filed by them and have timely paid all Taxes due, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided. The charges, accruals and reserves on the books of Seller and its affiliates in respect of Taxes and other governmental charges are adequate and maintained in accordance with GAAP. For purposes of this representation, “Tax” means any Federal, state, local or foreign tax, fee or other like assessment or charge of any kind, including, without limitation, any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value-added, transfer, franchise, profits, license, withholding on amounts paid to or by the taxpayer, payroll, employment, excise, severance, stamp, capital stock, occupation, property, environmental or windfall tax, premium, customs duty or other tax, together with any interest and penalty additions to tax.

Section 3.18 Seller has transferred to Purchaser all of the equity of Bear Stearns ARM Trust Series 2005-7 for federal income tax purposes and has provided Purchaser with an opinion for any financial instrument issued by Bear Stearns ARM Trust Series 2005-7, or of which Bear Stearns ARM Trust Series 2005-7 is a counterparty, that is not transferred to Purchaser to the effect that each such instrument constitutes indebtedness or will not constitute equity for federal income tax purposes.

Section 3.19 Seller has transferred to Purchaser all of the equity of Bear Stearns ARM Trust Series 2005-9 for federal income tax purposes and has provided Purchaser with an opinion for any financial instrument issued by Bear Stearns ARM Trust Series 2005-9, or of which Bear Stearns ARM Trust Series 2005-9 is a counterparty, that is not transferred to Purchaser to the effect that each such instrument constitutes indebtedness or will not constitute equity for federal income tax purposes.

Section 3.20 Seller has transferred to Purchaser all of the equity of Citigroup Mortgage Loan Trust 2005-11 for federal income tax purposes and has provided Purchaser with an opinion for any financial instrument issued by Citigroup Mortgage Loan Trust 2005-11, or of which Citigroup Mortgage Loan Trust 2005-11 is a counterparty, that is not transferred to Purchaser to the effect that each such instrument constitutes indebtedness or will not constitute equity for federal income tax purposes.

Section 3.21 Seller has transferred to Purchaser all of the equity of Merrill Lynch Mortgage Investors Trust, Series 2005-A9 for federal income tax purposes and has provided Purchaser with an opinion for any financial instrument issued by Merrill Lynch Mortgage Investors Trust, Series 2005-A9, or of which Merrill Lynch Mortgage Investors Trust, Series 2005-A9 is a counterparty, that is not transferred to Purchaser to the effect that each such instrument constitutes indebtedness or will not constitute equity for federal income tax purposes.

Section 3.22 Seller has transferred to Purchaser all of the equity of CWABS Trust 2005-HYB9 for federal income tax purposes and has provided Purchaser with an opinion for any financial instrument issued by CWABS Trust 2005-HYB9, or of which CWABS Trust 2005-HYB9 is a counterparty, that is not transferred to Purchaser to the effect that each such instrument constitutes indebtedness or will not constitute equity for federal income tax purposes.

Section 3.23 Seller has transferred to Purchaser all of the equity of Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 for federal income tax purposes and has provided Purchaser with an opinion for any financial instrument issued by Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, or of which Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 is a counterparty, that is not transferred to Purchaser to the effect that each such instrument constitutes indebtedness or will not constitute equity for federal income tax purposes.

Section 3.24 Seller shall deliver to Purchaser at or prior to the Closing Date a certificate, in form and substance satisfactory to Purchaser and consistent with Treasury Regulation Section 1.897-2(h)/1.1445-2, certifying that the transfer of each Subject Asset is exempt from withholding pursuant to the Foreign Investment in Real Property Tax Act.

Section 3.25 From time to time, Seller shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as Purchaser may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement, or of more fully transferring or renewing the rights of Purchaser with respect to the Subject Assets and the Collateral (or with respect to any additions thereto or replacements or proceeds thereof) pursuant hereto. Upon the exercise by Purchaser of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, recording, qualification or authorization of any governmental authority, Seller will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Purchaser may be required to obtain from Seller for such governmental consent, approval, recording, qualification or authorization. Notwithstanding anything contained herein to the contrary, in the event that the Purchaser determines in good faith that the Zeroed-Out Bonds can be registered in the name of the Purchaser, Seller shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as Purchaser may request for the purposes of implementing or effectuating (a) the transfer and registration of such Zeroed-Out Bonds in the name of Purchaser and (b) the provisions of this Agreement, or of more fully transferring or renewing the rights of Purchaser with respect to such Zeroed-Out Bonds and the Collateral ancillary and related thereto (or with respect to any additions thereto or replacements or proceeds thereof) pursuant hereto.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents, warrants and covenants to Seller, its successors and assigns, that, as of the Transfer Date and, unless otherwise specified, as of the date hereof:

Section 4.01 Purchaser has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and has been at all relevant times and such execution and delivery does not and will not violate any law, regulation, ordinance, certificate of incorporation, bylaw or rule applicable to it. Purchaser is, and will be upon completion of an offering and sale of preferred shares to 100 or more shareholders on or before January 30, 2010, organized in conformity with the requirements for qualification and taxation as a REIT pursuant to Section 856 through 860 of the Code, and that it will qualify as a REIT for its taxable year ending December 31, 2009.

Section 4.02 Purchaser is acquiring the Subject Assets for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Securities Act of 1933, as amended (the “Act”).

Section 4.03 Purchaser understands that the Subject Assets have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

Section 4.04 Purchaser further understands that the Subject Assets must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available.

Section 4.05 Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act and is a Delaware corporation whose principal office is located in New York.

Section 4.06 Purchaser has the requisite power and authority to execute and deliver this Agreement and to carry out its terms; the execution, delivery and performance of this Agreement have been duly authorized by it by all necessary action; and this Agreement is its legal, valid, binding and enforceable obligation, subject to (i) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors’ rights generally and (ii) general equitable principles, whether applied in a proceeding at law or in equity.

Section 4.07 This Agreement has been duly executed and delivered by Purchaser.

Section 4.08 On the date hereof, it has delivered to Seller a certificate of Purchaser, dated as of the date hereof, substantially in the form of Exhibit III, with appropriate insertions and attachments (including, without limitation, (i) copies of the resolutions of Purchaser’s board of directors authorizing the execution of this Agreement and the transactions contemplated herein, (ii) true, correct and complete copies of the organizational documents of Purchaser and (iii) a certificate as of a recent date from the Delaware Secretary of State evidencing the good standing of Purchaser in the State of Delaware), satisfactory in form and substance to Seller, executed by a duly authorized officer of the Purchaser.

Section 4.09 Purchaser is currently solvent and able to pay its debts as they become due.

Section 4.10 It has complied with all requirements of any applicable law and of the underlying instruments governing the transfer to it of the Subject Assets.

Section 4.11 Purchaser intends to treat the transfer of the Subject Assets from Seller to Purchaser as a sale for accounting and any applicable regulatory purposes and Purchaser’s records will reflect the transfer from Seller to Purchaser as a sale.

Section 4.12 No consent, license, approval or authorization of, filing with, notice to or other act by or in respect of, any agency or governmental authority or any other person is required of or with respect to it in connection with the execution, delivery, performance, validity or enforceability of this Agreement

Section 4.13 From time to time, Purchaser shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as Seller may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement, or of more fully transferring or renewing the rights of Purchaser with respect to the Subject Assets pursuant hereto.

ARTICLE V

NOTICES

All demands, notices and communication hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by facsimile and confirmed by a similar mailed writing, as follows:

If to Seller:

c/o RAIT Financial Trust

2929 Arch Street

17th Floor

Philadelphia, PA 19104

Attention: Chief Legal Officer

Tel: (215) 243-9033

Fax: (215) 243-9064

with a copy to:

Ledgewood

1900 Market Street, Suite 750

Philadelphia, PA 19103

Attention: Lisa A. Ernst

Tel: (215) 731-9450

Fax: (215) 735-2513

If to Purchaser:

c/o Angelo Gordon & Co.

245 Park Avenue

New York, NY 10167

Attention: Mr. Jonathan Lieberman and Mr. Aaron Ong

Tel: (212) 883-4136

Fax: (212) 972-0867

with a copy to:

Cadwalader Wickersham & Taft LLP

One World Financial Center

New York, New York 10281

Attention: Karen Gelernt

Tel: (212) 504-6000

Fax: (212) 504-6666

ARTICLE VI

RESERVED.

ARTICLE VII

SET-OFF

In addition to any rights and remedies of Purchaser or Seller provided by law, each party shall have the right, without prior notice to the other party, any such notice being expressly waived by each party to the extent permitted by applicable law, upon any amount becoming due and payable by one party hereunder (including, without limitation, any repurchase price) to set-off and appropriate and apply against such amount any and all credits, indebtedness or claims (including without limitation, any holdbacks of Purchase Price) to the other party, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by one party to or for the credit or the account of the other party.

ARTICLE VIII

SEVERABILITY

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ARTICLE IX

GOVERNING LAW

THIS AGREEMENT AND ALL MATTERS RELATING TO OR ARISING OUT OF THIS AGREEMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

ARTICLE X

SUBMISSION TO JURISDICTION

AND WAIVER OF JURY TRIAL

The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any New York state or federal court sitting in the borough of Manhattan in the city of New York in any action or proceeding arising out of or relating to this Agreement, and such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The parties hereto hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto irrevocably consent to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to each such party at the address specified in Article V of this Agreement. The parties hereto agree that a final non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

EACH OF SELLER AND PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM HEREIN.

ARTICLE XI

COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

ARTICLE XII

AMENDMENTS

This Agreement shall not be amended without the written agreement of each party hereto.

ARTICLE XIII

SURVIVAL

The representations, warranties and covenants of the parties contained in this Agreement shall survive the Closing Date for three years; provided, that any liability of either party arising under this Agreement prior to the third anniversary of the Closing Date shall survive such termination.

ARTICLE XIV

GENERAL INTERPRETIVE PRINCIPLES

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (“GAAP”);

(c) references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(f) the term “include” or “including” shall mean without limitation by reason of enumeration;

(g) all times specified herein (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and

(h) all references herein to “good faith” means good faith as defined in Section 1-201(19) of the UCC as in effect in the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date hereof.

TABERNA LOAN HOLDINGS I, L.L.C.,
a Delaware limited liability company

By:	Taberna Realty Finance Trust,
its sole member

By:	/s/ James J. Sebra
Name:	James J. Sebra
Its:	Authorized Signatory

Purchase and Sale Agreement Signature Page

AG PARK LANE I CORP.

By:	/s/ Jonathan Lieberman
Name:	Jonathan Lieberman
Title:	Authorized Signatory

Purchase and Sale Agreement Signature Page

Schedule A

Subject Assets

Bloomberg Deal Name	Bond Name	Original Face Amount	CUSIP	ISIN
BSARM 2005-7	B-1	$17,554,000	07387ADA0	US07387ADA07
	B-2	$4,760,000	07387ADB8	US07387ADB89
	B-3	$2,975,000	07387ADC6	US07387ADC62
	B-4	$2,975,000	07387ADD4	US07387ADD46
	B-5	$2,083,000	07387ADE2	US07387ADE29
	B-6	$1,486,936	07387ADF9	US07387ADF93
	X	$563,209,000	07387ACZ6	US07387ACZ66
BSARM 2005-9	B-1	$24,250,000	07387AEK7	US07387AEK79
	B-2	$7,895,000	07387AEL5	US07387AEL52
	B-3	$4,512,000	07387AEM3	US07387AEM36
	B-4	$5,076,000	07387AEN1	US07387AEN19
	B-5	$3,948,000	07387AEP6	US07387AEP66
	B-6	$2,255,635	07387AEQ4	US07387AEQ40
	X	$1,079,988,000	07387AEJ0	US07387AEJ07
CMLTI 2005-11	M	$6,462,000	17307GX37	US17307GX371
	B-1	$12,542,000	17307GX45	US17307GX454
	B-2	$4,561,000	17307GX52	US17307GX520
	B-3	$3,041,000	17307GX60	US17307GX603
	B-4	$1,520,000	17307GX78	US17307GX785
	B-5	$1,520,000	17307GX86	US17307GX868
	B-6	$1,520,139	17307GX94	US17307GX942
	X	$728,972,000	17307GX29	US17307GX298
MLMI 2005-A9	M-1	$16,230,000	59020UW92	US59020UW927
	M-2	$7,419,000	59020UX26	US59020UX263
	M-3	$4,637,000	59020UX34	US59020UX347
	1-A-2	$2,383,000	59020UV85	US59020UV853
	3-A-2	$6,108,000	59020UW35	US59020UW356
	4-A-2	$4,885,000	59020UW50	US59020UW505
	5-A-2	$3,153,000	59020UW76	US59020UW760
	B-1	$3,709,000	59020UX42	US59020UX420
	B-2	$3,246,000	59020UX59	US59020UX594
	B-3	$2,321,200	59020UX67	US59020UX677
CWHL 2005-HYB9	M-2	$5,426,000	126670KC1	US126670KC14
	B-1	$17,135,000	126670KD9	US126670KD96
	B-2	$12,556,000	126670KE7	US126670KE79
	B-3	$9,710,000	126670KF4	US126670KF45
	B-4	$5,141,000	126670KG2	US126670KG28
	B-5	$3,426,827	126670KH0	US126670KH01

A-1

Bloomberg Deal Name	Bond Name	Original Face Amount	CUSIP	ISIN
	1-IO	$63,153,489	126670JR0	US126670JR02
	2-IO	$144,278,090	126670JS8	US126670JS84
	3-IO	$353,685,016	126670JT6	US126670JT67
	4-IO	$113,572,450	126670JU3	US126670JU31
	5-IO	$84,873,485	126670LG1	US126670LG19
MLMBS 2007-2	XA	$619,161,000	59025GAC5
	M-1	$14,212,000	59025GAD3
	M-2	$4,844,000	59025GAE1
	M-3	$2,584,000	59025GAF8
	B-1	$1,938,000	59025GAG6
	B-2	$1,615,000	59025GAH4
	B-3	$1,615,567	59025GAJ0

Bear Stearns ARM Trust Series 2005-7 Certificate No. 4

Percentage Interest: 100%

Bear Stearns ARM Trust Series 2005-9 Certificate No. 4

Percentage Interest: 100%

Citigroup Mortgage Loan Trust 2005-11 Certificate No. 1

Percentage Interest: 100%

Merrill Lynch Mortgage Investors Trust, Series 2005-A9 Certificate No. OT_2

Percentage Interest: 100%

CWABS Trust 2005-HYB9 Certificate No. 1

Percentage Interest: 100%

Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 Certificate No. 1

Percentage Interest: 100%

A-2

Schedule B

Wiring Instructions

[Omitted]

B-1

Schedule C

Reserved.

C-1

Schedule D

Tax Issues

1. Seller failed to pay franchise tax in the State of Delaware for tax year 2008. Seller paid such tax on July 10, 2009.

D-1

Schedule E

Bloomberg Deal Name	Return Price
MLMBS 2007-2	$1,300,000
CWHL 2005-HYB9	$1,605,000
MLMI 2005-A9	$3,200,000
BSARM 2005-7	$3,000,000
BSARM 2005-9	$4,500,000
CMLTI 2005-11	$2,900,000

E-1

Exhibit I

FORM OF DIRECTION LETTER

TABERNA LOAN HOLDINGS I, LLC

2929 ARCH STREET

17th FLOOR

PHILADELPHIA, PENNSYLVANIA 19104

DIRECTION LETTER

AS OF JULY 15, 2009

Ladies and Gentlemen:

Please refer to that certain [Indenture], dated [Date] among [Issuer] and [Indenture Trustee] (the “Indenture Trustee”).

You are advised as follows, effective as of the date of this letter.

Assignment of Interest. Taberna Loan Holdings I, L.L.C. (“Taberna”) has entered into a Purchase and Sale Agreement, dated as July 15, 2009 (as the same may be amended and/or restated from time to time, the “Purchase and Sale Agreement”), with AG Park Lane I Corp. (“Purchaser”) and has assigned all of its rights, interests and remedies to Purchaser in the following notes with respect to [Issuer] (collectively, the “Notes”):

Note	CUSIP

Zeroed-Out Bonds. By its refusal , if any, to re-register any of the Notes in the name of Purchaser due to such Notes having a principal balance of zero, [Indenture Trustee] indicates that such Notes (“Zeroed-Out Bonds”) are no longer outstanding. However, to the extent any registered holder of a Zeroed-Out Bond is or becomes entitled to exercise any rights in respect of any Zeroed-Out Bond, only Purchaser may exercise such rights as if Purchaser were the registered holder of such Zeroed-Out Bonds.

Exhibit I-1

Direction of Funds. In connection with the sale of the Notes by Taberna to Purchaser pursuant to the Purchase and Sale Agreement, Taberna and Purchaser hereby direct the [Indenture Trustee] to disburse, by wire transfer, any and all payments to be made under or in respect of the Notes to the following account at Wilmington Trust Company, for the benefit of Purchaser:

Wilmington Trust Company

ABA 031 100 092

Acct Name: AG Park Lane I Corp. Account

Acct. # 093997-000

Attn: Dorri Costello, Ext. 6194

This direction shall remain in effect unless and until Purchaser has notified the [Indenture Trustee] otherwise in writing.

Modifications, Waivers, Etc. No modification, waiver, deferral, or release (in whole or in part) of any party’s obligations in respect of the Notes, or of any collateral for any obligations in respect of the Notes, shall be effective without the prior written consent of Purchaser.

[Signature Pages Follows]

Exhibit I-2

Very truly yours,

TABERNA LOAN HOLDINGS I, LLC

By:	Taberna Realty Finance Trust, its sole member

By:
Name:
Title:
Date:

Exhibit I-3

Exhibit II

FORM OF OFFICER’S CERTIFICATE OF SELLER

TABERNA LOAN HOLDINGS I, LLC

ASSISTANT SECRETARY’S CERTIFICATE

I, Siu Yan Chan, being the duly elected Assistant Secretary of Taberna Realty Finance Trust, a Maryland real estate investment trust (the “Trust”), the sole member of TABERNA LOAN HOLDINGS I, LLC, a Delaware limited liability company (the “Company”) do hereby certify that:

1. Attached hereto as Exhibit “A” is a true and complete copy of the Certificate of Formation of the Company certified by the Secretary of the State of Delaware and said Certificate has not been otherwise amended, modified or cancelled and is in full force and effect as of the date hereof.

2. Attached hereto as Exhibit “B” is a true and complete copy of the Amended and Restated Limited Liability Company Agreement of the Company, as amended, and said Agreement has not been otherwise amended, modified or cancelled and is in full force and effect as of the date hereof.

3. Attached hereto as Exhibit “C” is a true and complete copy of the resolutions duly adopted by the Company’s sole member, and such resolutions have not been rescinded, amended or modified, and remain in full force and effect as of the date hereof.

4. Attached hereto as Exhibit “D” is a Certificate of Good Standing for the Company issued by the Secretary of the State of Delaware confirming that the Company remains in good standing as of the date thereon.

I further certify that the below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Trust as sole member of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

NAME	OFFICE	SIGNATURE

Raphael Licht	Chief Operating Officer

James Sebra	Chief Accounting Officer

Exhibit II-1

IN WITNESS WHEREOF, the undersigned has executed this Assistant Secretary’s Certificate this             day of July, 2009.

Siu Yan Chan, Assistant Secretary

Exhibit II-2

Exhibit III

FORM OF OFFICER’S CERTIFICATE OF PURCHASER

AG PARK LANE I CORP.

OFFICER’S CERTIFICATE

The undersigned, Joseph R. Wekselblatt, hereby certifies that he is the Secretary of AG Park Lane I Corp., a Delaware corporation (the “Company”). The undersigned, in his capacity as an officer of the Company, hereby certifies as follows:

1. Attached as Exhibit A is a true and complete copy of the Certificate of Incorporation of the Company, dated July 10, 2009, and it has not been modified, amended or rescinded and remains in full force and effect at and as of the date hereof.

2. Attached as Exhibit B is a true and complete copy of By-Laws of the Company, and it has not been modified, amended or rescinded and remains in full force and effect at and as of the date hereof.

3. Attached as Exhibit C is a copy of the unanimous written consent of the directors of the Company (the “Directors”), dated as of July    , 2009, and it has not been modified, amended or rescinded and remains in full force and effect at and as of the date hereof.

4. Each of the following individual is duly qualified to act as an officer of the Company, in the capacity set forth opposite his respective name at and as of the date hereof. The signature set forth opposite his respective name is a true and genuine signature, and he is authorized to execute any and all documents on behalf of the Company:

Name	Office	Signature

John M. Angelo	Chief Executive Officer

Michael L. Gordon	Chief Operating Officer

Kirk Wickman	Chief Administrative Officer, General Counsel; Treasurer

Joseph R. Wekselblatt	Chief Financial Officer, Secretary

Jonathan Lieberman	President

Exhibit III-1

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of July     , 2009

Joseph R. Wekselblatt

I, Kirk Wickman, as Chief Administrative Officer and General Counsel of the Company, hereby certify that Joseph R. Wekselblatt is the Secretary of the Company and that the signature above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name as of July     , 2009.

Kirk Wickman

Exhibit III-2

Exhibit A

[Certificate of Incorporation]

Exhibit III-3

Exhibit B

[By-Laws]

Exhibit III-4

Exhibit C

[Unanimous Written Consent of the Directors]

Exhibit III-5

Exhibit IV

REPRESENTATIONS AND WARRANTIES

REGARDING THE SUBJECT ASSETS

1.	Such Subject Asset is a certificated security in registered form, or is in uncertificated form and held through the facilities of (a) The Depository Trust Corporation in New York, New York, or (b) such other clearing organization or book-entry system as is approved in writing by the Purchaser.

2.	As of the date of its issuance, such Subject Asset complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the issuance thereof including, without limitation, any registration requirements of the Act.

3.	Except as provided to Purchaser on or before the Closing Date, there is no document that by its terms modifies or affects the rights and obligations of the holder of such Subject Asset or any other agreement relating to such Subject Asset, and, since issuance, there has been no material change or waiver to any term or provision of any such document, instrument or agreement.

4.	Seller has provided Purchaser with all reports from the applicable trustee and servicer for each Subject Asset. The Seller does not know of any material inaccuracy in any such servicer report or trustee report.

Exhibit IV-1

Exhibit V

FORM OF POWER OF ATTORNEY

Know All Men by These Presents, that TABERNA LOAN HOLDINGS I, L.L.C. (“Seller”), does hereby irrevocably appoint AG PARK LANE I CORP. (“Purchaser”), its attorney-in-fact to act in Seller’s name, place and stead in any way which Seller could do with respect to (i) the preparation and completion of any transfer documentation required by the applicable transfer agent for any Subject Asset purchased by Purchaser pursuant to the Purchase and Sale Agreement, dated as of July 15, 2009, between Seller and Purchaser, to effectuate the sale and transfer of such Subject Asset to Purchaser from Seller and (ii) take such other steps as may be necessary or desirable to enforce Purchaser’s rights in respect of such Subject Asset and any related documentation including, but not limited to, the right to prepare and execute bond powers, complete blanks in documents, and sign assignments on behalf of Seller as its agent and attorney in fact. This power of attorney is a power coupled with an interest and is irrevocable without Purchaser’s consent.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY FROM PURCHASER, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be executed this 15th day of July, 2009.

TABERNA LOAN HOLDINGS I, L.L.C.,
a Delaware limited liability company

By:	Taberna Realty Finance Trust,
its managing member

By:
Name:
Its:	Authorized Signatory

Exhibit V-1